Northwest Pipe Company

2016 Annual Shareholder Meeting

June 2, 2016

Forward Looking Statements

Certain statements in this presentation, other than purely historical information, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") that are based on current expectations, estimates and projections about our business, management's beliefs, and assumptions made by management. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "forecasts," "should," and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve a number of risks and uncertainties that are difficult to predict. Actual outcomes and results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of important factors. While it is impossible to identify all such factors, those that could cause actual results to differ materially from those estimated by us include the important factors discussed in Part I— Item 1A, "Risk Factors," of our most recent 10-K filing with the SEC. Such forward-looking statements speak only as of the date they are made and we do not undertake any obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation. If we do update one or more forward-looking statements, investors and others should not conclude that we will make additional updates or corrections with respect thereto or with respect to other forward-looking statements.

This presentation includes certain non-GAAP financial measures that are different from financial measures calculated in accordance with GAAP and may be different from similar measures used by other companies.

Water infrastructure is critical

- American Society of Civil Engineers calls the water infrastructure "the most fundamental to life"
- Water and wastewater delivery systems are currently strained
- Significant portions of many municipal water systems are 40 to 50 years old, and are nearing the end of their useful lives
- Current standards for public health, environmental safety, and conservation require significant new infrastructure build
- Projected capital investment required through 2025 is $150 billion, and $204 billion by 2040

Source: American Society of Civil Engineers "Failure to Act: Closing the Infrastructure Investment Gap for America's Economic Future"

Northwest Pipe Strategic Vision

Northwest Pipe Company is the leader in innovative, high-quality, cost-effective water transmission solutions that span the life of a pipe.

How we fit in the water picture

- The largest manufacturer of engineered steel pipe for the water infrastructure market
  - Specializing in large diameter, high pressure, engineered steel water pipe systems for transporting raw water to treatment plants and for treatment plant infrastructure
  - 45% market share
  - Supplier of choice for long distance, raw water transmission programs

Water Transmission Strengths

- Well Positioned Industry Leader
  - Largest, most flexible capacity in the market
  - Increased product offering with the acquisition of Permalok
  - Low freight costs
  - Strong relationships with agencies, engineers and contractors
  - Improving operational efficiency

Northwest Pipe Company Locations


Vancouver, WA
Portland, OR
Salt Lake City, UT
Denver, CO
St. Louis, MO
Parkersburg, WV
Adelanto, CA
Saginaw, TX
Monterrey, MX
Corporate
Water Transmission
Permalok

US Water & Waste Water Market

Water supply construction starts, including water lines, tanks and treatment plants:

2014	2015	2016	2017	2018	2019	2020
$10,630 B	$10,400 B	$10,700 B	$11,700 B	$13,600 B	$15,000 B	$14,700 B

Source: Dodge Data & Analytics – 1st Quarter 2016

Water infrastructure pipe tons produced/projected:

2014	2015	2016	2017	2018
125,700	126,300	181,100	197,400	215,100

Source: Management estimates

Water Transmission Upcoming Bidding Activity

- Texas
  - Three segments of the Tarrant Regional Water District / City of Dallas Integrated Pipeline Project
  - Luce Bayou Interbasin Transfer Project
  - Lower Bois d'Arc Creek Reservoir
- California
  - Fresno surface water pipeline projects
  - Cadiz Valley Water Conservation, Recovery and Storage Project
  - Los Angeles Department of Water and Power water pipe replacement program
  - Southern California (Metropolitan Water District) pipeline relining programs
- Southeast Oklahoma Raw Water Supply System

Points of Focus

- Refine market share to maximize long-term profitability
- Monetize stranded assets in order to add to financial flexibility
- Focus on continued cost reduction

Appendix



A Typical Water System:
From Source to Tap and Back
How Water Works looks at the processes, equipment, and appurtenances of a water supply system. This month's image provides an overview of the basic parts of a water system: source, treatment, distribution, collection, sewage treatment, and reuse. In subsequent issues we'll explore the inner workings of the drinking water system components, beginning with the source and flowing through to the tap. Next month: surface water sources
1a and 1b. Water is taken from its source, which may be a reservoir (1a), river, or well (1b). Water is pumped or flows by gravity to the treatment plant.
2. At the treatment plant, impurities in the water are removed or inactivated, and fluoride may be added.
3. Clean drinking water is stored in an elevated tank.
4. Distribution mains carry water from the treatment plant or tank to service lines. Mains also provide water to hydrants for fire protection.
5. Service lines connect distribution mains to building plumbing systems.
6. Used water from sanitary sewers is piped to the sewage treatment plant.
7. At the sewage treatment plant, used water goes through a multiple-step cleansing process.
8. Cleansed water is returned to the river where it re-enters the water cycle or is additionally cleaned and reused for irrigation purposes, such as golf course watering.
Illustration elements exaggerated for emphasis.
PIPELINE KEY
UNTREATED WATER
TREATED WATER
WASTE WATER
RECYCLED WATER
1a
1b
2
3
4
5
6
7
8

Source: American Water Works Association "Opflow"


Surface Water Sources:
Multiple Inlet Ports Offer Water Quality Options
1
2a
2b
2c
3
4
5a
5b
5c
6
7
8

Source: American Water Works Association "Opflow"

Income Statement Summary

($ in millions)	FY 2014*	FY 2015	Q1 2016
Net Sales			
Water Transmission	$ 238.5	$ 173.2	$ 29.3
Tubular Products	164.8	63.4	4.6
Net Sales	403.3	236.6	33.9
Gross Profit (Loss)			
Water Transmission	39.6	0.6	(5.7)
Tubular Products	1.0	(13.2)	0.3
Gross Profit (Loss)	40.6	(12.6)	(5.4)
SG&A	24.3	22.3	4.6
Impairment of Goodwill	16.1	5.3	-
Operating Income (Loss)	0.2	(40.2)	(10.0)
Other Expense (Income)	(0.1)	(0.1)	0.0
Interest Income	(0.5)	(0.2)	-
Interest Expense	2.3	1.4	0.1
Income/(Loss) Before Taxes	(1.5)	(41.3)	(10.1)
Provision/(Benefit) for Income Taxes	4.7	11.9	0.5
Net Income/(Loss)	(6.2)	(29.4)	(9.6)
Diluted Earnings (Loss) per Share	$ (0.65)	$ (3.07)	$ (1.00)

* *Excludes impacts from OCTG business, which was sold in March 2014*

Free Cash Flow and Average Debt Balance

($ in millions)		FY 2014		FY 2015		Q1 2016
Cash flow from operating activities	$	35.0	$	55.2	$	1.2
Less capital expenditures		(14.2)		(8.5)		(0.7)
Free Cash Flow		20.8		46.7		0.5
Free Cash Flow per Share	$	2.18	$	4.88	$	0.05
Average line of credit and term note debt	$	51,368.7	$	13,465.5	$	-

The Company believes Free Cash Flow is useful because it provides information regarding actual cash received in a specific period from the Company's comprehensive business strategy, and Average Debt is useful because it allows for a more direct comparison of the Company's borrowing position over time. Free Cash Flow and Average Debt also provide supplemental information to assist investors in evaluating the Company's financial condition and ability to pursue opportunities that enhance shareholder value.

Balance Sheet Summary

($ in millions)	12/31/2015		03/31/2016	
Cash	$	10.3	$	9.4
Trade and Receivables, net		27.6		22.0
Costs and Estimated Earnings in Excess of Billings		42.6		41.4
Inventories		29.5		29.4
Other Current Assets		5.3		4.9
Total Current Assets		115.3		107.1
Property and Equipment, Net		131.8		130.2
Other Assets		12.3		11.9
Total Assets	$	259.4	$	249.2
Current Debt	$	0.4	$	0.4
Accounts Payable		4.7		3.7
Accrued Liabilities		16.0		15.5
Billings in Excess of Cost and Estimated Earnings		0.5		3.8
Total Current Liabilities		21.6		23.4
Long Term Debt and Capital Leases		0.7		0.7
Other Long Term Liabilities		19.5		17.9
Total Liabilities		41.8		42.0
Total Stockholders' Equity		217.6		207.2
Total Liabilities and Stockholders' Equity	$	259.4	$	249.2

Northwest Pipe Company

2016 Annual Shareholder Meeting

June 2, 2016